                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

       AMENDMENT NO. 3 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT

      THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT (this "AMENDMENT") is made and entered into as of December 27, 2004 (the "THIRD AMENDMENT DATE") by and between NORTHWEST BIOTHERAPEUTICS, INC., and its affiliates, if any (collectively, the "COMPANY"), a Delaware corporation with offices at 22322 20th Ave SE, Suite 150, Bothell, Washington, 98021, and TOUCAN CAPITAL FUND II, L.P., and its designees (collectively, "INVESTOR"), a Delaware limited partnership with offices at 7600 Wisconsin Avenue, Bethesda, MD 20814. All capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Company and Investor have entered into that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the "AGREEMENT");

      WHEREAS, on October 22, 2004, the Company and Investor entered into Amendment No. 1 to the Agreement;

      WHEREAS, on November 10, 2004, the Company and Investor entered into Amendment No. 2 to the Agreement;

      WHEREAS, the Company and Investor desire to further amend the Agreement to make such changes to the Agreement as are set forth herein; and

      WHEREAS, Section 4.13(f) of the Agreement provides that the Agreement may be amended or modified only by a written instrument signed by the Company and Investor.

                                    AMENDMENT

      NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1. Section 1.1 of the Agreement is hereby amended by replacing "two hundred thirty-five (235) (or in the event the November Bridge Funding (as defined herein) is not provided, two hundred (200))" with "two hundred fifty seven
(257)."

2. Section 1.2 of the Agreement is hereby amended by inserting "and the Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note dated December 27, 2004 attached hereto as Exhibit A-8, and the December 27 Bridge Warrant (as defined herein) in the form attached hereto as Exhibit K-3" immediately following the phrase "in the form attached hereto as Exhibit K-2" in subsection (g) thereof.

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                                                               EXECUTION VERSION

3. Section 2.1(k) of the Agreement is hereby deleted from the Agreement in its entirety and shall no longer be a covenant to which the Company is subject.

4. Section 2.2(a) of the Agreement is hereby amended by replacing "A-6 (and if issued, A-7)" with "A-8."

5. Section 2.3(b) of the Agreement is hereby amended by adding the following text immediately following the ninth sentence thereof:

      "On December 27, 2004 (the "THIRD AMENDMENT DATE"), Investor is providing an additional $250,000 of Bridge Funding (the "DECEMBER 27 BRIDGE FUNDING") to cover general operating expenses and certain other expenses of the Company agreed in advance by Investor during the remaining Bridge Period following the period covered by the November Bridge Funding. The December 27 Bridge Funding shall be evidenced by a Note in the form attached hereto as Exhibit A-8 and shall be provided on the terms and conditions set forth herein. The December 27 Bridge Funding shall be used only for the purposes and in the amounts agreed to in writing by Investor and the Company."

6. Section 2.3(b) of the Agreement is hereby further amended by replacing the phrase "or if provided, November Bridge Funding" with "November Bridge Funding or December 27 Bridge Funding" in the tenth sentence thereof (i.e., the thirteenth sentence thereof after giving effect to the inclusion of the three new sentences therein per Section 4 of this Amendment).

7. Section 2.6(a) and Section 2.6(b) of the Agreement are hereby each amended by replacing "two hundred thirty-five (235) (or in the event the November Bridge Funding (as defined herein) is not provided, two hundred (200))" with "two hundred fifty-seven (257)."

8. The Agreement is hereby amended by adding a new Section 2.13, immediately following Section 2.12 thereof, as follows:

      "2.13 December 27 Bridge Warrant:

            (a) Issuance of December 27 Bridge Warrant. On the Third Amendment Date, Investor shall receive a warrant with coverage equal to one hundred percent (100%) of the principal amount due under the Note evidencing the December 27 Bridge Funding (the "DECEMBER 27 BRIDGE WARRANT"). The Company shall, therefore, issue $250,000 in warrant coverage on the $250,000 of December 27 Bridge Funding provided on the Third Amendment Date. The number of shares subject to the December 27 Bridge Warrant to be so issued shall be determined on the basis of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like). The total number of shares for which Investor shall initially be able to exercise the December 27 Bridge Warrant shall therefore be 2,500,000 shares as of the Third Amendment Date.

            (b) Exercise of December 27 Bridge Warrant. The December 27 Bridge Warrant shall be immediately exercisable upon issuance and continue to be exercisable for a period of seven (7) years after its issuance date. The exercise price of the

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                                                               EXECUTION VERSION

      December 27 Bridge Warrant shall be the lesser of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the December 27 Bridge Warrant) and a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale of Convertible Preferred Stock; provided, however that in no event will the exercise price be less than $0.04 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the December 27 Bridge Warrant). In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth herein and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, then the December 27 Bridge Warrant shall be exercisable solely for such Convertible Preferred Stock (subject to Section 5 thereof). However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth herein and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the December 27 Bridge Warrant shall be exercisable for any Equity Security and/or Debt Security (each as defined in Section 2.7 hereof) and/or any combination thereof, in each case that Investor shall designate in Investor's sole discretion (the securities so elected being the "INVESTOR DESIGNATED SECURITIES").

            (c) No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with the December 27 Bridge Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such December 27 Bridge Warrant and in taking all such action as may be necessary or appropriate to protect Investor's rights, preferences and privileges under and/or in connection with the December 27 Bridge Warrant against impairment. Investor's rights, preferences and privileges granted under and/or in connection with the December 27 Bridge Warrant may not be amended, modified or waived without Investor's prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

            (d) Tax Treatment of December 27 Bridge Warrant and Note. The Company and Investor, as a result of arm's length bargaining, agree that the fair market value of the Note to be issued in connection with the December 27 Bridge Funding, if issued apart from the December 27 Bridge Warrant, is $247,500, and the fair market value of the December 27 Bridge Warrant, if issued apart from such Note, is $2,500. The Company and Investor further agree that all tax filings and records relating to or including this Agreement, the Note to be issued in connection with the December 27

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                                                               EXECUTION VERSION

      Bridge Funding and/or the December 27 Bridge Warrant shall be prepared on the basis of, and consistently reflect, the agreed fair market values set forth in this Section 2.13(d), and the Company shall instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing."

9. Section 3.4(b) of the Agreement is hereby amended by:

      (a) replacing "$7 million (or, in the event that the November Bridge Funding is not provided, $7,500,000)" with "$6.75 million" in the first sentence thereof; and

      (b) replacing " "70,000,000 (or, in the event that the November Bridge Funding is not provided, 75,000,000)" with "67,500,000" in the third sentence thereof.

10. Section 4.7.15 of the Agreement is hereby amended and restated in its entirety as follows:

            "4.7.15 Liabilities. The Company has the following accrued liabilities: (i) tax liabilities to the State of Washington in the maximum amount of $486,000, (ii) amounts payable to Cognate Therapeutics and (iii) future sublease payments to MediQuest Corporation for the Company's premises sublease not yet due, and a contingent lease liability to Benaroya Capital Co. LLC for premises currently occupied by MediQuest Corporation should Mediquest Corporation default on its lease with Benaroya Capital Co. LLC and which is not yet due, (iv) the Company's aggregate accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Third Amendment Date, do not exceed $427,690 (excluding amounts payable to Cognate), of which (x) $307,690 are currently due payables (including $283,747 for attorney and auditor fees),
      (y) $56,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and (z) $64,000 are accrued vacation and sick pay."

11. The Agreement is hereby amended by adding new Exhibit A-8, immediately following Exhibit A-7 thereto, in the form attached as Exhibit A-8 hereto.

12. The Agreement is hereby amended by adding new Exhibit K-3, immediately following Exhibit K-2 thereto, in the form attached as Exhibit K-3 hereto.

13. The December 27 Bridge Warrant in the form attached hereto as Exhibit K-3 shall be deemed to be a "BRIDGE WARRANT" and a "WARRANT" for all purposes under the Agreement and any Related Recapitalization Document. The Note evidencing the December 27 Bridge Funding in the form attached hereto as Exhibit A-8 issued on the Third Amendment Date shall be deemed to be a "NOTE" for all purposes under the Agreement and any Related Recapitalization Document. Each of the December 27 Bridge Warrant and the Note evidencing the December 27 Bridge Funding shall be deemed to be "RELATED RECAPITALIZATION DOCUMENTS" for all purposes under the Agreement and all other Related Recapitalization Documents.

                                                               EXECUTION VERSION

14. Exhibit B to the Agreement is hereby amended by Exhibit B-1 hereto (the "AMENDMENT TO THE AMENDED AND RESTATED CONVERTIBLE PREFERRED STOCK TERM SHEET"). Exhibit B, as so amended by the Amendment to the Amended and Restated Convertible Preferred Stock Term Sheet, shall be deemed to constitute the "CONVERTIBLE PREFERRED STOCK TERM SHEET" for all purposes under this Agreement and all other Related Recapitalization Documents.

15. Except as amended and/or restated hereby, all other terms and conditions of the Agreement shall be unaffected hereby and remain in full force and effect.

16. This Amendment (including the Exhibits hereto, which are an integral part of the Amendment), together with the Agreement (including the Schedules and Exhibits thereto, which are an integral part of the Agreement) and the Related Recapitalization Documents, constitute the entire agreement among the parties hereto and thereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

17. This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to its conflicts of law provisions.

18. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

19. This Amendment shall take effect immediately upon execution by the Company and Investor.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                                               EXECUTION VERSION

      IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 3 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT as of the Third Amendment Date above written.



                                    NORTHWEST BIOTHERAPEUTICS, INC.

                                    By: /s/ Alton Boynton
                                        ________________________________________
                                    Name: Alton L. Boynton
                                    Title: President

                                    TOUCAN CAPITAL FUND II, LP

                                    By: /s/ Linda Powers
                                        ________________________________________
                                    Name: Linda F. Powers
                                    Title: Managing Director

                                                               EXECUTION VERSION

                                   EXHIBIT A-8

    FORM OF $250,000 LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE,
                SECURED PROMISSORY NOTE DATED DECEMBER 27, 2004

                        [Filed herewith as Exhibit 10.2]

                                                               EXECUTION VERSION

                                   EXHIBIT B-1

      FORM OF AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PREFERRED STOCK
                                   TERM SHEET

                        [Filed herewith as Exhibit 10.4]

                                                               EXECUTION VERSION

                                   EXHIBIT K-3

                       FORM OF DECEMBER 27 BRIDGE WARRANT

                        [Filed herewith as Exhibit 10.3]